Exhibit 10.49
AQUA AMERICA, INC.
2009 OMNIBUS EQUITY COMPENSATION PLAN
RESTRICTED STOCK GRANT AGREEMENT
Date of Grant:
This Restricted Stock Grant Agreement evidences the grant made by Aqua America, Inc., a Pennsylvania corporation (the “Corporation”), to                                         , a key employee of the Corporation or one of its subsidiaries (the “Grantee”), under the terms and provisions of the Aqua America, Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”).
WHEREAS, the Executive Committee of the Board of Directors of the Corporation (the “Board”) adopted the Plan, effective as of May 8, 2009, subject to the approval of the shareholders of the Corporation;
WHEREAS, the Plan was approved and ratified at the Corporation’s 2009 Annual Meeting of the Shareholders by the vote of the holders of a majority of the Corporation’s common stock (the “Common Stock”) entitled to vote thereon;
WHEREAS, pursuant to the Plan, the Board has empowered its Executive Compensation Committee (the “Committee”) to grant shares of Common Stock subject to certain restrictions (the “Restricted Stock”) to eligible persons in accordance with the terms and provisions of the Plan; and
WHEREAS, the Committee has determined that the Grantee is an eligible person as contemplated by the Plan and has determined that it would be in the best interests of the Corporation to grant to the Grantee as of the date of grant specified above (the “Date of Grant”) shares of Restricted Stock;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Restricted Stock Grant.
Subject to the terms and conditions hereinafter set forth, the Corporation, with the approval and at the direction of the Committee, hereby grants to the Grantee                      shares of Common Stock (the “Granted Shares”). Subject to the Grantee’s signifying acceptance of this grant (in the manner indicated in Section 2 below), the Corporation shall cause a certificate or certificates representing the Granted Shares to be issued to Grantee (the “Initial Share Certificates”), which shall be registered in the name of the Grantee, and which shall bear the following restrictive legend, in addition to such other legends as the Corporation may deem necessary or desirable:
The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Aqua America, Inc. 2009 Omnibus Equity Compensation Plan and an Agreement entered into between the registered owner and Aqua America, Inc. Copies of such Plan and Agreement are on file at the offices of Aqua America, Inc., 762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania 19010.
2. Acceptance by Grantee; Escrow Agent.
The Grantee shall signify acceptance of the Granted Shares by delivering to the Secretary of the Corporation an executed copy of this Agreement. Upon receipt from the Grantee of the executed copy of this Agreement, the proper officers of the Corporation promptly shall deposit the Initial Share Certificates with the Secretary of the Corporation or the Secretary’s designee, as escrow agent for the Corporation (the “Escrow Agent”), to be held in accordance with the terms of this Agreement.
3. Restrictions.
(a) Restriction Period. The restrictions on the sale, encumbrance and transfer of the Granted Shares, or portions of the Granted Shares, as applicable, as described in Section 3(c) below shall lapse on the dates set forth in Appendix A, or if earlier, in accordance with Section 3(d), subject to continued employment as described below. The period during which any portion of the Granted Shares actually remains subject to the restrictions of Section 3(c) hereof is referred to in this Agreement and in the Plan as the “Restriction Period” for such portion of the Granted Shares.
(b) Forfeiture of Granted Shares. Except as provided in Section 3(b)(1), 3(b)(2), or 3(d)(3), upon the termination of the Grantee’s employment with the Corporation or any of its subsidiaries during the Restriction Period, the Grantee shall forfeit all of the Granted Shares as to which the restrictions under Section 3(c) hereof have not, on or before the effective date of such termination, lapsed pursuant to this Section 3. Upon such termination, Grantee hereby authorizes the Escrow Agent to immediately transfer all such forfeited shares to the Corporation, and the forfeited shares shall be cancelled. The purchase price paid, if any, for such forfeited shares shall also be returned to the Grantee upon such forfeiture. For purposes of this Agreement, the effective date of termination of the Grantee’s employment shall be the first day on which the Grantee is no longer a regular full-time employee of the Corporation or any of its subsidiaries. The Committee may, however, pursuant to Section 3(d)(2) of the Agreement provide for complete or partial exceptions to the requirement of employment as it deems equitable.

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(1) In the case of Grantee’s termination of employment due to Normal Retirement as defined in Section 3(b)(3), Grantee shall not forfeit, as a result of Grantee’s Normal Retirement any Granted Shares as to which the restrictions under Section 3(c) hereof have not lapsed, on or before the effective date of such termination, pursuant to this Section 3.
(2) In the case of Grantee’s termination of employment due to Early Retirement as defined in Section 3(b)(4), Grantee shall not forfeit as a result of Grantee’s Early Retirement, a pro-rata share of the Granted Shares based on the period in which the Grantee was employed during the Restriction Period, as to which the restrictions under Section 3(c) hereof have not lapsed, on or before the effective date of such termination, pursuant to this Section 3.
3) Normal Retirement shall mean a termination of employment on or after the date the Grantee first satisfies the conditions for normal retirement benefits under the terms of the the Retirement Income Plan for Aqua America, Inc. and Subsidiaries (the “Pension Plan”), whether or not the Grantee is covered by the Pension Plan.
(4) Early Retirement shall mean a termination of employment that occurs on or after the date that the Grantee become eligible for early retirement pursuant to the terms of the Pension Plan; provided, however, that if the Grantee is not an active participant in the Pension Plan immediately prior to terminating employment, “Early Retirement” shall mean a termination of employment that occurs on or after the date that the Grantee is first eligible for Social Security retirement benefits and has completed at least 10 years of service for vesting purposes under the Pension Plan.
(c) Restrictions on Transfer; Shares Subject to Forfeiture. At no time during the Restricted Period shall the Grantee sell, assign, transfer, pledge or otherwise dispose of any portion of the Granted Shares as to which the restrictions under this Section 3 have not lapsed, except to a successor grantee (as defined in the Plan). Any attempt to assign, transfer, pledge or dispose of the Granted Shares contrary to the provisions hereof, and the levy or any execution, attachment or similar process upon the Granted Shares, shall be null and void and without effect.
(d) Lapse of Restrictions.
(1)	Except with respect to any of the Granted Shares that are forfeited by the Grantee pursuant to Section 3(b) hereof, upon the expiration of the applicable Restriction Period, and satisfaction of the requirements, under Section 3(a) hereof, all restrictions imposed under Section 3(c) of this Agreement shall lapse with respect to the Granted Shares, or the portion of the Granted Shares to which the applicable Restriction Period relates.
(2)	Notwithstanding any other provision hereof, the Committee may, as it deems equitable in its sole discretion, accelerate the date on which the restrictions of Section 3(c) hereof shall lapse with respect to any of the Granted Shares which have not previously been forfeited by the Grantee.
(3)	Notwithstanding any determinations by the Committee, upon (i) the death of Grantee, (ii) the termination of employment of the Grantee due to Disability (as defined below), or (iii) a Change of Control of the Corporation (as defined in the Plan), all restrictions on the transfer of Granted Shares that have not prior to such date been forfeited, shall immediately lapse. For purposes of this Agreement, Disability means the Grantee becomes disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code, as amended (the “Code’) or within the meaning of the Corporation’s long-term disability plan applicable to the Grantee.

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(e) Delivery of Unrestricted Share Certificates. Promptly after the date on which restrictions lapse with respect to the Granted Shares, the Escrow Agent shall (1) cancel the certificate representing such Granted Shares then held by the Escrow Agent in the Grantee’s name, and (2) issue and deliver to the Grantee a share certificate in the Grantee’s name, which does not bear the restrictive legend recited in Section 1 hereof, but which may bear any other restrictive legend that the Corporation may then deem necessary or desirable, for the number of Granted Shares.
(f) Non-assignability of Rights. No rights of the Grantee under any of Sections 1 through 3 of this Agreement may be assigned or transferred by the Grantee, except, in the event of the death of the Grantee, by will or by the laws of descent or distribution. Any attempt to assign, transfer, pledge or dispose of any Granted Shares which are then subject to the restrictions of Section 3(c) hereof or any rights of the Grantee hereunder shall be contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon such Granted Shares, shall be null and void and without effect.
4. Voting of Shares; Dividends.
Effective as of the date on which the Grantee signifies acceptance of the Granted Shares, as described in Section 2 hereof, the Grantee (and in the event of the Grantee’s death, his heirs or successors) shall be entitled to vote all of the Granted Shares and to receive any dividends payable to stockholders of record on and after the date of such acceptance; provided, however that neither the Grantee nor any successors shall have any dividend or voting rights or any other rights whatsoever with respect to any Granted Shares which are forfeited pursuant to Section 3(b), on and after the date of forfeiture. Any dividends payable in shares or other property (other than cash) shall be subject to the same restrictions as the Granted Shares on which such dividends were paid.
5. Adjustment of and Changes in Common Stock of the Corporation.
In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares that constitute the Granted Shares.

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6. No Rights of Shareholders.
Except as provided in Section 4 of the Agreement, neither the Grantee nor any personal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation with respect to all or any portion of the Granted Shares as to which the restrictions under the Agreement have not lapsed prior to the date the restrictions lapse with respect to such Granted Shares under Section 3 of the Agreement.
7. Non-Transferability of Grants.
During the Grantee’s lifetime, only the Grantee or any guardian or legal representative of the Grantee, may exercise rights with respect to the Granted Shares. Such persons may not transfer those rights except by will or the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder. The Granted Shares shall not be subject to attachment, execution or other similar process. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Granted Shares or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate the Granted Shares by notice to the Grantee and the Escrow Agent is authorized to immediately utilize the stock powers delivered by the Grantee pursuant to Section 2 hereof and to transfer all such forfeited shares to the Corporation.
8. Employment Not Affected.
Neither the grant of the Granted Shares nor the lapse of the restrictions thereon shall be construed as granting to the Grantee any right with respect to continuance of employment by the Corporation or any of its subsidiaries. Except as may otherwise be limited by a written agreement between the Corporation or any subsidiary and the Grantee, the right of the Corporation or any parent or subsidiary to terminate at will the Grantee’s employment with it at any time (whether by dismissal, discharge, or otherwise) is specifically reserved and such right is acknowledged by the Grantee.
9. Withholding of Tax.
As a condition of this Grant, and as a condition of delivery of the Granted Shares, when the Granted Shares become taxable to the Grantee, the Corporation shall have the right to require that the Grantee (or other person to whom the Granted Shares are to be delivered) remit to the Grantee’s employer or, in appropriate cases, agree to remit to such employer when due, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to this Grant. When Granted Shares become taxable to the Grantee, the Committee may permit the Grantee to elect to satisfy the Corporation’s tax withholding obligation with respect to the Granted Shares by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

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10. Amendment of Grant.
The Restricted Stock Grant may be amended by the Committee at any time (i) if it determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Restricted Stock Grant and by its terms retroactively applies to such Grant and (ii) with the consent of the Grantee. Any such amendment shall be in writing and signed by the Corporation and the Grantee.
11. Notice.
Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its Secretary, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll of the Corporation or any subsidiary. Except as otherwise provided herein, any notice shall be deemed to be duly given if and when (i) hand delivered, (ii) properly addressed and posted by registered or certified mail, postage prepaid or (iii) sent by a recognized express courier service.
12. Incorporation of Plan by Reference.
This Restricted Stock Grant is made pursuant to the terms of the Plan. The terms of the Plan as in effect on the date hereof and as the Plan may be amended from time to time are incorporated herein by reference, and the Agreement shall in all respects be interpreted in accordance therewith. The Committee shall interpret and construe the Restricted Stock Grant, and its decision shall be conclusive and binding upon any questions arising hereunder.
13. Governing Law.
The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.
14. Non-compete and Non-Solicitation Agreement.
(a) In consideration for the Restricted Stock Grant made to Grantee under the terms of this Agreement, Grantee agrees that during the term of Grantee’s employment with the Corporation or one or more of its direct or indirect subsidiaries (“Employer”) and for a twelve (12) month period beginning on the date that Grantee’s employment with Employer ceases for any reason (the “Termination Date”), Grantee shall not directly or indirectly, (i) accept employment with, (ii) own, manage, operate, join, control, solicit, finance, or participate in the ownership, management, operation, acquisition, control or financing of, (iii) be connected as a partner, principal, agent, representative, consultant or otherwise with, or (iv) use or permit Grantee’s name to be used in connection with, any business or enterprise engaged directly or indirectly in any business or enterprise engaged in a geographic area within 50 miles of any location from which the Corporation or any of its subsidiaries is operating on the Termination Date (the “Geographic Area”), in any business that is competitive to a business from which the Corporation and any of its subsidiaries, taken as a whole from all geographic area, derived at least ten percent of its respective annual gross revenues for the twelve (12) months preceding the Termination Date.

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(b) In consideration for the Restricted Stock Grant made to Grantee under the terms of this Agreement, Grantee agrees that during a twelve (12) month period beginning on the date that Grantee’s employment with Employer ceases for any reason, Grantee shall not
(i). directly or indirectly solicit, entice, broker or induce an agreement with any person or entity that had a contractual agreement with Employer during the term of Grantee’s employment to enter into an agreement or arrangement with Grantee or any third party that would preclude the person or entity, either contractually or practically, from working with Employer; or
(ii). directly or indirectly solicit, recruit or hire any employee (full-time or part-time) of Employer to work for a third party other than Employer.
(c) Grantee acknowledges, agrees and represents that the type and periods of restrictions imposed in this Agreement are fair and reasonable, and that such restrictions are intended solely to protect the legitimate interests of Employer, rather than to prevent Grantee from earning a livelihood. Grantee recognizes that Employer competes or may compete in the Restricted Territory and that Grantee’s access to confidential information makes it necessary for Employer to restrict Grantee’s post-employment activities in the Restricted Territory. Grantee further represent that: (i) Grantee is familiar with the covenants not to compete and not to solicit set forth in this Agreement, (ii) Grantee is fully aware of his or her obligations hereunder, including, without limitation, the length of time, scope and geographic coverage of these covenants, (iii) Grantee find the length of time, scope and geographic coverage of these covenants to be reasonable, and (iv) Grantee is receiving valuable and sufficient consideration for Grantee’s covenants not to compete and not to solicit.

GRANTEE		AQUA AMERICA, INC.

By:		By:

Grantee

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Appendix A
The Restriction Period for the Granted Shares is as follows:

End of
Granted Shares	Restriction Period

Exhibit 10.49
AQUA AMERICA, INC.
2009 OMNIBUS EQUITY COMPENSATION PLAN
RESTRICTED STOCK GRANT AGREEMENT
Date of Grant:
This Restricted Stock Grant Agreement evidences the grant made by Aqua America, Inc., a Pennsylvania corporation (the “Corporation”), to                                         , a key employee of the Corporation or one of its subsidiaries (the “Grantee”), under the terms and provisions of the Aqua America, Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”).
WHEREAS, the Executive Committee of the Board of Directors of the Corporation (the “Board”) adopted the Plan, effective as of May 8, 2009, subject to the approval of the shareholders of the Corporation;
WHEREAS, the Plan was approved and ratified at the Corporation’s 2009 Annual Meeting of the Shareholders by the vote of the holders of a majority of the Corporation’s common stock (the “Common Stock”) entitled to vote thereon;
WHEREAS, pursuant to the Plan, the Board has empowered its Executive Compensation Committee (the “Committee”) to grant shares of Common Stock subject to certain restrictions (the “Restricted Stock”) to eligible persons in accordance with the terms and provisions of the Plan; and
WHEREAS, the Committee has determined that the Grantee is an eligible person as contemplated by the Plan and has determined that it would be in the best interests of the Corporation to grant to the Grantee as of the date of grant specified above (the “Date of Grant”) shares of Restricted Stock;

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Restricted Stock Grant.
Subject to the terms and conditions hereinafter set forth, the Corporation, with the approval and at the direction of the Committee, hereby grants to the Grantee                      shares of Common Stock (the “Granted Shares”). Subject to the Grantee’s signifying acceptance of this grant (in the manner indicated in Section 2 below), the Corporation shall cause a certificate or certificates representing the Granted Shares to be issued to Grantee (the “Initial Share Certificates”), which shall be registered in the name of the Grantee, and which shall bear the following restrictive legend, in addition to such other legends as the Corporation may deem necessary or desirable:
The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Aqua America, Inc. 2009 Omnibus Equity Compensation Plan and an Agreement entered into between the registered owner and Aqua America, Inc. Copies of such Plan and Agreement are on file at the offices of Aqua America, Inc., 762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania 19010.
2. Acceptance by Grantee; Escrow Agent.
The Grantee shall signify acceptance of the Granted Shares by delivering to the Secretary of the Corporation an executed copy of this Agreement. Upon receipt from the Grantee of the executed copy of this Agreement, the proper officers of the Corporation promptly shall deposit the Initial Share Certificates with the Secretary of the Corporation or the Secretary’s designee, as escrow agent for the Corporation (the “Escrow Agent”), to be held in accordance with the terms of this Agreement.
3. Restrictions.
(a) Restriction Period. The restrictions on the sale, encumbrance and transfer of the Granted Shares, or portions of the Granted Shares, as applicable, as described in Section 3(c) below shall lapse on the dates set forth in Appendix A, provided that the performance criteria established by the Committee, and set forth in Appendix A has been satisfied, or if earlier, in accordance with Section 3(d), subject to continued employment as described below. The period during which any portion of the Granted Shares actually remains subject to the restrictions of Section 3(c) hereof is referred to in this Agreement and in the Plan as the “Restriction Period” for such portion of the Granted Shares.
(b) Forfeiture of Granted Shares. Except as provided in Section 3(b)(1), 3(b)(2), or 3(d)(3), upon the termination of the Grantee’s employment with the Corporation or any of its subsidiaries during the Restriction Period, the Grantee shall forfeit all of the Granted Shares as to which the restrictions under Section 3(c) hereof have not, on or before the effective date of such termination, lapsed pursuant to this Section 3. Upon such termination, Grantee hereby authorizes the Escrow Agent to immediately transfer all such forfeited shares to the Corporation, and the forfeited shares shall be cancelled. The purchase price paid, if any, for such forfeited shares shall also be returned to the Grantee upon such forfeiture. For purposes of this Agreement, the effective date of termination of the Grantee’s employment shall be the first day on which the Grantee is no longer a regular full-time employee of the Corporation or any of its subsidiaries. The Committee may, however, pursuant to Section 3(d)(2) of the Agreement provide for complete or partial exceptions to the requirement of employment as it deems equitable.

(1) In the case of Grantee’s termination of employment due to Normal Retirement as defined in Section 3(b)(3), Grantee shall not forfeit, as a result of Grantee’s Normal Retirement any Granted Shares as to which the restrictions under Section 3(c) hereof have not lapsed, on or before the effective date of such termination, pursuant to this Section 3.
(2) In the case of Grantee’s termination of employment due to Early Retirement as defined in Section 3(b)(4), Grantee shall not forfeit as a result of Grantee’s Early Retirement, a pro-rata share of the Granted Shares based on the period in which the Grantee was employed during the Restriction Period, as to which the restrictions under Section 3(c) hereof have not lapsed, on or before the effective date of such termination, pursuant to this Section 3.
(3) Normal Retirement shall mean a termination of employment on or after the date the Grantee first satisfies the conditions for normal retirement benefits under the terms of the the Retirement Income Plan for Aqua America, Inc. and Subsidiaries (the “Pension Plan”), whether or not the Grantee is covered by the Pension Plan.
(4) Early Retirement shall mean a termination of employment that occurs on or after the date that the Grantee become eligible for early retirement pursuant to the terms of the Pension Plan; provided, however, that if the Grantee is not an active participant in the Pension Plan immediately prior to terminating employment, “Early Retirement” shall mean a termination of employment that occurs on or after the date that the Grantee is first eligible for Social Security retirement benefits and has completed at least 10 years of service for vesting purposes under the Pension Plan.
(c) Restrictions on Transfer; Shares Subject to Forfeiture. At no time during the Restricted Period shall the Grantee sell, assign, transfer, pledge or otherwise dispose of any portion of the Granted Shares as to which the restrictions under this Section 3 have not lapsed, except to a successor grantee (as defined in the Plan). Any attempt to assign, transfer, pledge or dispose of the Granted Shares contrary to the provisions hereof, and the levy or any execution, attachment or similar process upon the Granted Shares, shall be null and void and without effect.
(d) Lapse of Restrictions.
(1)	Except with respect to any of the Granted Shares that are forfeited by the Grantee pursuant to Section 3(b) hereof, upon the expiration of the applicable Restriction Period, and satisfaction of the requirements, under Section 3(a) hereof, all restrictions imposed under Section 3(c) of this Agreement shall lapse with respect to the Granted Shares, or the portion of the Granted Shares to which the applicable Restriction Period relates.
(2)	Notwithstanding any other provision hereof, the Committee may, as it deems equitable in its sole discretion, accelerate the date on which the restrictions of Section 3(c) hereof shall lapse with respect to any of the Granted Shares which have not previously been forfeited by the Grantee.
(3)	Notwithstanding any determinations by the Committee, upon (i) the death of Grantee, (ii) the termination of employment of the Grantee due to Disability (as defined below), or (iii) a Change of Control of the Corporation (as defined in the Plan), all restrictions on the transfer of Granted Shares that have not prior to such date been forfeited, shall immediately lapse. For purposes of this Agreement, Disability means the Grantee becomes disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code, as amended (the “Code”) or within the meaning of the Corporation’s long-term disability plan applicable to the Grantee.

(e) If the performance criteria set forth in Appendix A with respect to the Granted shares, or with respect to the portion of the Granted Shares to which the performance criteria relates, are determined by the Committee not to have been satisfied, then the Grantee shall forfeit such Granted Shares, or the applicable portion of the Granted Shares, as to which such performance criteria have not been satisfied.
(f) Delivery of Unrestricted Share Certificates. Promptly after the date on which restrictions lapse with respect to the Granted Shares, the Escrow Agent shall (1) cancel the certificate representing such Granted Shares then held by the Escrow Agent in the Grantee’s name, and (2) issue and deliver to the Grantee a share certificate in the Grantee’s name, which does not bear the restrictive legend recited in Section 1 hereof, but which may bear any other restrictive legend that the Corporation may then deem necessary or desirable, for the number of Granted Shares.
(g) Non-assignability of Rights. No rights of the Grantee under any of Sections 1 through 3 of this Agreement may be assigned or transferred by the Grantee, except, in the event of the death of the Grantee, by will or by the laws of descent or distribution. Any attempt to assign, transfer, pledge or dispose of any Granted Shares which are then subject to the restrictions of Section 3(c) hereof or any rights of the Grantee hereunder shall be contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon such Granted Shares, shall be null and void and without effect.
4. Voting of Shares; Dividends.
(a) Effective as of the date on which the Grantee signifies acceptance of the Granted Shares, as described in Section 2 hereof, the Grantee (and in the event of the Grantee’s death, his heirs or successors) shall be entitled to vote all of the Granted Shares on and after the date of such acceptance; provided, however that neither the Grantee nor any successors shall have any voting rights or any other rights whatsoever with respect to any Granted Shares which are forfeited pursuant to Section 3(b), on and after the date of forfeiture.
(b) Dividends that are paid by the Corporation on the Granted Shares shall be withheld by the Corporation and shall be payable to the Grantee upon lapse of the restrictions applicable to the underlying Granted Shares as set forth in this Agreement. On each payment date for a dividend by the Corporation on its common stock, the Corporation shall credit to a bookkeeping account on the records of the Corporation, an amount equal to the dividend associated with the Granted Shares. No interest shall be credited to any such account. The accrued dividends will be paid in cash at the same time as the underlying Granted Shares are paid, upon release of the restrictions under this Agreement. If and to the extent the underlying Granted Shares are forfeited, all related dividends shall also be forfeited.

5. Adjustment of and Changes in Common Stock of the Corporation.
In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares that constitute the Granted Shares.
6. No Rights of Shareholders.
Except as provided in Section 4 of the Agreement, neither the Grantee nor any personal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation with respect to all or any portion of the Granted Shares as to which the restrictions under the Agreement have not lapsed prior to the date the restrictions lapse with respect to such Granted Shares under Section 3 of the Agreement.
7. Non-Transferability of Grants.
During the Grantee’s lifetime, only the Grantee or any guardian or legal representative of the Grantee, may exercise rights with respect to the Granted Shares. Such persons may not transfer those rights except by will or the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder. The Granted Shares shall not be subject to attachment, execution or other similar process. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Granted Shares or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate the Granted Shares by notice to the Grantee and the Escrow Agent is authorized to immediately utilize the stock powers delivered by the Grantee pursuant to Section 2 hereof and to transfer all such forfeited shares to the Corporation.
8. Employment Not Affected.
Neither the grant of the Granted Shares nor the lapse of the restrictions thereon shall be construed as granting to the Grantee any right with respect to continuance of employment by the Corporation or any of its subsidiaries. Except as may otherwise be limited by a written agreement between the Corporation or any subsidiary and the Grantee, the right of the Corporation or any parent or subsidiary to terminate at will the Grantee’s employment with it at any time (whether by dismissal, discharge, or otherwise) is specifically reserved and such right is acknowledged by the Grantee.

9. Withholding of Tax.
As a condition of this Grant, and as a condition of delivery of the Granted Shares, when the Granted Shares become taxable to the Grantee, the Corporation shall have the right to require that the Grantee (or other person to whom the Granted Shares are to be delivered) remit to the Grantee’s employer or, in appropriate cases, agree to remit to such employer when due, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to this Grant. When Granted Shares become taxable to the Grantee, the Committee may permit the Grantee to elect to satisfy the Corporation’s tax withholding obligation with respect to the Granted Shares by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.
10. Amendment of Grant.
The Restricted Stock Grant may be amended by the Committee at any time (i) if it determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Restricted Stock Grant and by its terms retroactively applies to such Grant and (ii) with the consent of the Grantee. Any such amendment shall be in writing and signed by the Corporation and the Grantee.
11. Notice.
Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its Secretary, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll of the Corporation or any subsidiary. Except as otherwise provided herein, any notice shall be deemed to be duly given if and when (i) hand delivered, (ii) properly addressed and posted by registered or certified mail, postage prepaid or (iii) sent by a recognized express courier service.
12. Incorporation of Plan by Reference.
This Restricted Stock Grant is made pursuant to the terms of the Plan. The terms of the Plan as in effect on the date hereof and as the Plan may be amended from time to time are incorporated herein by reference, and the Agreement shall in all respects be interpreted in accordance therewith. The Committee shall interpret and construe the Restricted Stock Grant, and its decision shall be conclusive and binding upon any questions arising hereunder.
13. Governing Law.
The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania.

14. Non-compete and Non-Solicitation Agreement.
(a) In consideration for the Restricted Stock Grant made to Grantee under the terms of this Agreement, Grantee agrees that during the term of Grantee’s employment with the Corporation or one or more of its direct or indirect subsidiaries (“Employer”) and for a twelve (12) month period beginning on the date that Grantee’s employment with Employer ceases for any reason (the “Termination Date”), Grantee shall not directly or indirectly, (i) accept employment with, (ii) own, manage, operate, join, control, solicit, finance, or participate in the ownership, management, operation, acquisition, control or financing of, (iii) be connected as a partner, principal, agent, representative, consultant or otherwise with, or (iv) use or permit Grantee’s name to be used in connection with, any business or enterprise engaged directly or indirectly in any business or enterprise engaged in a geographic area within 50 miles of any location from which the Corporation or any of its subsidiaries is operating on the Termination Date (the “Geographic Area”), in any business that is competitive to a business from which the Corporation and any of its subsidiaries, taken as a whole from all geographic area, derived at least ten percent of its respective annual gross revenues for the twelve (12) months preceding the Termination Date.
(b) In consideration for the Restricted Stock Grant made to Grantee under the terms of this Agreement, Grantee agrees that during a twelve (12) month period beginning on the date that Grantee’s employment with Employer ceases for any reason, Grantee shall not
(i). directly or indirectly solicit, entice, broker or induce an agreement with any person or entity that had a contractual agreement with Employer during the term of Grantee’s employment to enter into an agreement or arrangement with Grantee or any third party that would preclude the person or entity, either contractually or practically, from working with Employer; or
(ii). directly or indirectly solicit, recruit or hire any employee (full-time or part-time) of Employer to work for a third party other than Employer.
(c) Grantee acknowledges, agrees and represents that the type and periods of restrictions imposed in this Agreement are fair and reasonable, and that such restrictions are intended solely to protect the legitimate interests of Employer, rather than to prevent Grantee from earning a livelihood. Grantee recognizes that Employer competes or may compete in the Restricted Territory and that Grantee’s access to confidential information makes it necessary for Employer to restrict Grantee’s post-employment activities in the Restricted Territory. Grantee further represent that: (i) Grantee is familiar with the covenants not to compete and not to solicit set forth in this Agreement, (ii) Grantee is fully aware of his or her obligations hereunder, including, without limitation, the length of time, scope and geographic coverage of these covenants, (iii) Grantee find the length of time, scope and geographic coverage of these covenants to be reasonable, and (iv) Grantee is receiving valuable and sufficient consideration for Grantee’s covenants not to compete and not to solicit.

GRANTEE		AQUA AMERICA, INC.

By:		By:

Grantee

Appendix A
The Restriction Period for the Granted Shares is as follows:

End of
Granted Shares	Restriction Period	Performance Criteria